SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 15, 2022

AXIM BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54296	27-4092986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6191 Cornerstone Court, E., Suite 114 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

858-923-4422

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 19, 2022, AXIM Biotechnologies, Inc. (“AXIM”) issued a press release which announced that AXIM had entered into a five (5) year License and Distribution Agreement (“Agreement”) with Verséa Ophthalmics, LLC (“Verséa”) for the global sale and distribution of its proprietary ocular diagnostic solutions.

The Agreement provides Verséa with the exclusive right to commercialize AXIM’s proprietary portfolio of point-of-care lab tests as well as its associated reader and includes three of AXIM’s key biomarker tests: the Ocular Immunoglobulin E (IgE) test, the Lactoferrin test, and the future MMP-9 test. Each test is designed for use at the point of care and is read by AXIM’s associated test reader system. Each test requires the collection of 0.5 microliters in tears and provides quantitative results in under 10 minutes, an industry-leading return time. Verséa plans to launch both the novel IgE and Lactoferrin tests at the 2022 American Academy of Ophthalmology and Optometry conferences. The MMP-9 test is anticipated to follow in the next 18-24 months. The to comply with the terms of the Agreement, Verséa must satisfy specified annual minimum sales commitments and product purchases.

Item 7.01 Regulation FD Disclosure

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit #	Description

10.1	September 15, 2022, License and Distribution Agreement by and between AXIM Biotechnologies, Inc. and Verséa Ophthalmics, LLC [Portions have been omitted]

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIM BIOTECHNOLOGIES, INC.

Dated: September 19, 2022	By:	/s/ John Huemoeller, II
Name: John Huemoeller, II
Chief Executive Officer